Exhibit 99.2

2.71 Investor Presentation February 2021 Confidential and Privileged, Property of Xos, Inc. 1 Delivering Intelligent Mobility

This information pack (the "Pack") is provided for informational purposes only and has been prepared on a confidential basis by Xos, Inc. (the “Company”) and NextGen Acquisition Corporation ("NextGen") and is being provided solely for use in evaluating or pursuing a business relationship between the parties where the receiving party (“Receiving Party”) may be engaged to act as a provider of strategic support to the Company, including as an underwriter, strategic adviser or other similar role (the “Permitted Use”) or as an equity provider and is not to be used for any other purpose. The Pack is being delivered to a limited number of Receiving Parties who have entered into a Confidentiality Agreement with the Company. The Receiving Party acknowledges and agrees that the Pack and all information pertaining thereto are strictly private and confidential and proprietary to the Company. Except as expressly permitted by or otherwise authorized by the Company and NextGen, the Receiving Party shall keep the Pack and all information pertaining thereto confidential in accordance with the terms of the Confidentiality Agreement. The Receiving Party understands and agrees that the Company and NextGen have not made any, and make no representation or warranty, express or implied, herein as to the accuracy or completeness of the Pack. To the fullest extent permitted by law, in no circumstances will the Company or NextGen or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Pack, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The Company is providing Confidential Information on an “as is” basis for use by the Receiving Party at its own risk. The Company and NextGen disclaim all warranties, whether express, implied or statutory, including, without limitation, any implied warranties of title, non - infringement of third - party rights, merchantability, or fitness for a particular purpose. The Pack discusses trends and markets that the Company’s leadership team believes will impact the development and success of the Company based on its current understanding of the marketplace. Industry and market data used in the Pack have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. The Company and NextGen have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Pack does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or the proposed business combination. The Receiving Party should make its own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as it deems necessary. Nothing in this agreement imposes on the Company or NextGen any obligation to provide further Packs or update or correct any inaccuracies in the Pack. Forward - Looking Statement The Pack includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “would,” “should,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. “Forward - looking statements” include all statements about the Company’s or NextGen's future plans and performance, regardless of whether the foregoing expressions are used to identify them. In addition, these forward - looking statements include, but are not limited to, statements regarding: estimates and forecasts of financial and performance metrics; projections of market opportunity and market share, expectations and timing related to product development and launches; the implementation and potential success of the Company's go - to - market strategy; the Company’s research and development efforts; and the Company’s proposed manufacturing plans and expectations, including statements regarding the effectiveness and efficiency of its future manufacturing processes. These statements are based on various assumptions, whether or not identified in the Pack, and on the current expectations, beliefs, intentions or strategies of the Company’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company or NextGen. These forward - looking statements are subject to a number of judgments, risks and uncertainties, including risks relating to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the uncertainty of the Company’s projected financial information; (iii) the rollout of the Company’s business and the timing of expected business milestones, including product development and launches, market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; (iv) future market adoption and industry acceptance of the Company's products and services; (v) the Company's go - to - market strategy; (vi) the timing of the completion of the Company’s commercial - scale manufacturing capabilities; (vii) the Company’s ability to achieve its intellectual property objectives and to patent its technology; (viii) the Company’s ability to obtain expected or required regulatory certifications and authorizations; (ix) the ability and timely consummation of the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company or NextGen is not obtained, (x) failure to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably; (xi) the Company’s ability to obtain a favorable outcome in the industry standards setting system; (xii) the effects of competition and the abilities and rights of third parties on the Company’s business and operations; (xiii) the need for, timing and availability of additional financing and the Company’s ability access to additional capital; (xiv) the amount of redemption requests made by NextGen’s public stockholders; the ability of NextGen or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future; and (xv) the risks and uncertainties described in the “Risk Factors” section of NextGen’s registration statement on Form S - 1, the proxy statement/prospectus on Form S - 4 relating to the business combination, which is expected to be filed by NextGen with the Securities and Exchange Commission (the “SEC”) and other documents filed by NextGen from time to time with the SEC. If any of these risks materialize or if the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that are not presently known to the Company or NextGen or that the Company or NextGen currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect the Company’s and NextGen’s expectations, plans or forecasts of future events and views as of the date of this Pack. Forward - looking statements speak only as of the date they are made, and the Company and NextGen undertake no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward - looking statements, whether as the result of new information, future events or otherwise, except as required by law. These forward - looking statements should not be relied upon as representing the Company’s or NextGen’s assessments as of any date subsequent to the date of the Pack. Accordingly, undue reliance should not be placed upon the forward - looking statements. Please consider the environment before printing this presentation. DISCLAIMER Confidential and Privileged, Property of Xos, Inc. 2

Use of Projections and Description of Key Partnerships The Pack contains projected financial information with respect to the Company, namely revenue, gross profit, operating capital expenditures, Adjusted EBIT, Adjusted EBITDA, EBITDA margin and Net Working Capital for 2020 – 2025. Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in the Pack, and the inclusion of such information in the Pack should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in the Pack, and accordingly, does not express an opinion or provided any other form of assurance with respect thereto for the purpose of the Pack. The Pack contains descriptions of certain key business partnerships of the Company. These descriptions are based on the Company’s management team’s discussions with such counterparties and the latest available information and estimates as of the date of the Pack. In certain cases, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of the Pack and, as a result, such descriptions of key business partnerships of the Company, remain subject to change. Financial Information; Non - GAAP Financial Measures The financial information and data contained in the Pack is unaudited and does not conform to Regulation S - X. Some of the financial information and data contained in the Pack, such as EBITDA and EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results. The Company is not providing a reconciliation of projected EBITDA for full years 2020 – 2025 to the most directly comparable measure prepared in accordance with GAAP because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. In addition, all the Company historical financial information included herein is preliminary and subject to change pending finalization of the 2020 audit of the Company in accordance with PCAOB auditing standards. No Offer or Solicitation The Pack does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale wou ld be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. Trademarks The Pack contains trademarks, service marks, trade names and copyrights of the Company and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in the Pack is not intended to, and does not imply, a relationship with the Company or NextGen, or an endorsement or sponsorship by or of the Company or NextGen. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in the Pack may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that the Company or NextGen will not assert, to the fullest extent under applicable law, their rights to these trademarks, service marks, trade names and copyrights. Additional Information; Participants in the Solicitation If the contemplated business combination is pursued, NextGen will be required to file a preliminary and definitive proxy statement, which may include a registration statement, and other relevant documents with the SEC. Shareholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the Company, NextGen and the contemplated business combination. Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about the Company, NextGen and the contemplated business combination, without charge, at the SEC’s website located at www.sec.gov. NextGen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NextGen's shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph. The Pack does not contain all the information that should be considered in the contemplated business combination. It is not intended to form any basis of any investment decision or any decision in respect to the contemplated business combination. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the contemplated business combination when it becomes available. Please consider the environment before printing this presentation. DISCLAIMER Confidential and Privileged, Property of Xos, Inc. 3

Kingsley Afemikhe - CFO ● Worked in investment banking at UBS and Deutsche Bank, and was subsequently Group Head of Strategy and M&A at MET Group. ● Leads Xos’ financial functions including financial controls, strategy, financing planning and risk management. Rob Ferber - CTO ● A leading EV expert, Rob was on the Tesla founding team, was an early investor and employee at AC Propulsion, and held engineering leadership positions at companies such as Virgin Hyperloop One. ● Leads Xos’ technology and engineering functions including battery engineering and vehicle engineering. Giordano Sordoni - COO, Co - Founder ● Prior to Xos, Gio oversaw operations of multiple fleets ranging from Class 2 through 6 medium - duty shuttle and delivery vehicles. ● Leads Xos’ business operations including customer engagement, process optimization and performance tracking. Dakota Semler - CEO, Co - Founder ● Nearly a decade of fleet management and ownership experience. ● Managed fleet operations for multiple fleets ranging from Class 2 light - duty vehicles to Class 8 short haul vehicles. ● Oversees Xos business development and manufacturing. Greg Summe - Co - Chairman ● Former Chairman and CEO of PerkinElmer. ● Former Vice Chairman of Global Buyout at the Carlyle Group. ● Founder and Managing Partner of Glen Capital Partners. ● Director of NXP Semiconductor, State Street, Avantor, and NextGen Acq. Corp. 4 George Mattson - Co - Chairman ● Former Partner and Co - Head of the Global Industrials Group, Goldman Sachs. ○ Formed the group which covers approximately 1,000 companies clients across 7 sectors. ○ Included automotive and transportation sectors, clients included UPS, GM, and Caterpillar. ● Director of Delta Air Lines, Virgin Galactic Holdings, Air France - KLM, and NextGen Acq. Corp. Xos and NextGen Leadership Team Confidential and Privileged, Property of Xos, Inc.

The Xos Opportunity

Robust Investment Selection Process Led to Identification of Leading EV Opportunity

INVESTMENT CHANNEL


PRIVATE COMPANIES IN INDUSTRIAL AND HEALTHCARE SECTORS
SECULAR GROWTH STORY
SIGNIFICANT TAM
STRONG COMPETITIVE POSITION
TALENTED MANAGEMENT TEAM
NEXTGEN VALUE ADD

300+
TARGETS
screened across sectors

30+
TARGETS
evaluated across sectors

8
TARGETS
evaluated in EV and automotive technology

XOS OPPORTUNITY

$100B TAM[1] for Commercial Vehicles

E-commerce growth and regulations driving a new mobility ecosystem.

Compelling ESG Opportunity with Strong Revenue Growth

Predicted to save 49 megatons of CO_2 through projected vehicle deliveries made by 2025.

Proven Vehicles on the Road

Commercial vehicle in use since 2018.

Foundational Customers & Partnerships

Premier contracted customers and aftermarket partners.

Industry-Leading Total Cost of Ownership

Vehicles are highly competitive against ICE equivalents and peers on an unsubsidized basis.

Highly Capable Management Team

Founder-driven management team with deep industry expertise and commitment to Xos mission.

NextGen Value Add

Operational and governance experience, industry expertise, and customer/partner relationships.

(1) *Source: LMC Automotive. TAM reflects Xos assumed average selling price applied to medium-duty and 20% of heavy-duty commercial truck sales assumed to be used for last mile applications and excludes China.*

Confidential and Privileged, Property of Xos, Inc. 5

● Xos and NextGen expect to enter into a business combination agreement in February 2021. ● Transaction is anticipated to close in the 1 st half of 2021. ● Post - closing company will be a Delaware corporation and retain the Xos name. ● $515mm cash to balance sheet, subject to shareholder redemptions. ● NextGen (NASDAQ: NGAC) has $375mm cash in trust. ● PIPE size of $220mm . ● Transaction is expected to fully fund business model through cash flow positive. TIMELINE TRANSACTION FUNDING ● Enterprise Value of $1.45B (Implied EV / 2024E Revenue multiple of 0.5x, based on revenue of $2,970mm). ● Existing Xos shareholders would receive 64.9% of the pro forma equity at close. VALUATION Transaction Overview Confidential and Privileged, Property of Xos, Inc. 6

7 Company Overview 01 Confidential and Privileged, Property of Xos, Inc.

Confidential and Privileged, Property of Xos, Inc. 8 Delivering Intelligent Mobility M I S S I O N Decarbonize commercial transportation through purpose - built technology at the intersection of energy and software Confidential and Privileged, Property of Xos, Inc. 8

Xos at A Glance

Products in Service



Battery Electric Vehicle





TESSEMAE'S

COMPANY OVERVIEW

- Battery-electric mobility provider of purpose-designed and built vehicles and solutions specifically for commercial fleets.
- Focus on medium- and heavy-duty last mile and return-to-base segments.
- Vehicles currently in production and in regular on-road operations with key fleet customers.
- Proprietary, proven and low-cost sustainable technology.
- Highly experienced management and engineering.

FLEET-AS-A-SERVICE

X-PLATFORM



VEHICLE SERVICE

X- LEASE

/ dLL

Xos ENERGY



FLEET MANAGEMENT



VEHICLE DELIVERY PROJECTIONS



17
116
2,007
8,715
20,427
33,674
2020E
2021E
2022E
2023E
2024E
2025E

KEY CONTRACTED CUSTOMERS

50,000+ Vehicle eCommerce Fleet

UPS [1]

85,000+ Vehicle Delivery Fleet

Thompson CAT

SV Lonestar Electric

Southern California Edison [2]

UniFirst

Loomis

Wiggins

(1) Company contracted with UPS beginning in 2018 for the acquisition of vehicle units. Company additionally entered into a non-binding letter of intention with UPS in Q1 2021 for the purchase of Xos vehicle units.
(2) Associated with Elemental Excelerator program and expected to place contract in Q1 2021.

Confidential and Privileged, Property of Xos, Inc.

9

Experienced Leadership Team Dakota Semler Co - Founder, CEO Xos has built a world - class team dedicated to decarbonizing transportation. BUSINESS DEVELOPMENT & OPERATIONS Jose Castañeda VP Business Development Adam Ruddle VP of Chassis Systems Saleh Mirheidari VP of Software Engineering Dag Reckhorn VP of Manufacturing TECHNOLOGY & ENGINEERING Rob Ferber CTO Giordano Sordoni Co - Founder, COO Kingsley Afemikhe CFO BOARD OF DIRECTORS & ADVISORS Rodolfo Dieck Board Member Robert Zinn Board Member Danielle J. Harris Board Observer Mark Lampert Board Observer Kasey Evans VP of Partnerships Confidential and Privileged, Property of Xos, Inc. 10 Christen Romero Corporate Counsel

CLASS 8 REGIONAL CLASS 3 CLASS 4 CLASS 5 CLASS 6 CLASS 7 CLASS 2 ● Travel < 200 miles per shift ● Return to base at night ● Predictable routes Xos Is Focused On The Fast - Growing Last - Mile and Return - to - Base Segments. CLASS 8 LONGHAUL Confidential and Privileged, Property of Xos, Inc. 11 >90% of Class 5 through Class 8 regional commercial vehicles travel less than 200 miles per shift Source: Wise, McKinsey & Company.

A New Mobility Ecosystem Is Emerging ● Trucks in the US emit as much Greenhouse Gas (“GHG”) as cars, with less than 45 % as many miles driven, producing over 750 million tons of GHG in the US annually . Regulation is intensifying as a result . ● Almost twenty countries have made commitments to phase out fossil fuel use vehicles by 2040 . ● 15 U . S . States have committed to transition to zero - emission vehicles, led by California . ● California has issued an executive order requiring 100 % of truck sales to be zero - emission by 2035 and has targeted 100 % of trucks on the road to be zero - emission by 2045 . RAIL AIRCRAFT CARS GHG EMISSION SOURCE % OF TRANSPORTATION (2018) TRUCKS 41% 9% BOAT 2% 41% TRUCKS LARGEST PER CAPITA CONTRIBUTORS TO GREENHOUSE GASES IMPERATIVE FROM GOVERNMENTS, INVESTORS, AND CUSTOMERS 12 2% On investing $450mm to expand its alternative fuel vehicle fleet and infrastructure “UPS continues to expand and improve our smart logistics network… we intend for 25% of our vehicles purchased in 2020 to run on alternative fuels.” Juan Perez, Chief Information and Engineering Officer On co - founding The Climate Pledge, a commitment to be net zero carbon by 2040 “We’re done being in the middle of the herd on this issue - we’ve decided to use our size and scale to make a difference.” Jeff Bezos, Founder, Chairman and CEO On asking all boards to disclose a plan to be compatible with a net - zero economy “We believe the climate transition presents a historic investment opportunity. [Blackrock will be] launching investment products… aligned to a net zero pathway.” Larry Fink, Chairman and CEO On achieving a carbon - free power sector by 2035 and a net - zero economy by 2050 “The federal government also owns an enormous fleet of vehicles, which we’re going to replace with clean electric vehicles... in America with American workers.” Joseph R. Biden, President of the United States Confidential and Privileged, Property of Xos, Inc. Source: US Environmental Protection Agency.

Large and Growing Last Mile Market for Electric Vehicles

Xos focuses on the medium- and heavy-duty last mile commercial segments where the electrification opportunity is sizable and growing.


US MARKET
34%
INTERNATIONAL MARKET
66%
$100B[1]
GLOBAL LAST-MILE MD & HD TRUCK SALES
$34B
U.S. LAST-MILE MD & HD TRUCK SALES


UNITS OPERATING ON ROUTES < 200 MILES PER DAY (%)
100%
MEDIUM-DUTY
~20%
HEAVY-DUTY

Both last-mile delivery and electrification of this segment are growing at a rapid pace.

35% CAGR[1]

Electric vehicle sales in Xos' target market through 2040.

~34%

Decline in average route length since 2000.

The growth of e-commerce is driving fulfillment centers to locate closer to customers, resulting in an increased number of last-mile routes.

Source: LMC Automotive, ATA, BMO Capital Markets, BloombergNEF, NACFE and Oak Ridge National Laboratory

(1) Reflects Xos assumed average selling price applied to medium-duty and 20% of heavy-duty commercial truck sales assumed to be used for last mile applications and excludes China.

Confidential and Privileged, Property of Xos, Inc.
13

Xos Already Has Zero-Emission Vehicles on the Road and Expects to Deliver a Full Suite of Class 5-8 Vehicles in 2021/22



CLASS	2	4/5	5/6	6/7	Regional 7/8	Regional 6/7/8	Long Haul 8
OEM	ARRIVAL	WORKHORSE	XOS	XOS	XOS	LION	NIKOLA MOTOR COMPANY
COMMERCIAL AVAILABILITY	2022	2023	Available Now	2021	2021	2021	2023
RANGE	100 miles	Not Published	100 miles	100-200 miles	100-275 miles	100-200 miles	500-750 miles
BATTERY SYSTEM	LG Chem	Panasonic	Xos CV Battery	Xos CV Battery	Xos CV Battery	Romeo	Romeo/GM/Bosch
BODY	Composite	Composite	Riveted/Welded	Stamped Steel	Stamped Steel	Stamped Steel	Unknown
NOTES	Yet to reach truck production. Split focus on bus, van, etc...	New truck model not yet in production. Limited proprietary technology portfolio.	Industry-leading range with a purpose-built commercial vehicle battery, proprietary power electronics, and more durable structures.			Limited proprietary technology.	Yet to deliver Split focus (long haul hydrogen, short haul BEV, jet ski, etc…)

Source: Company information and analysis.
Note: Chart refers to Company's stated focus area.

Confidential and Privileged, Property of Xos, Inc.
14

DIESEL ALT FUEL TOTAL COST OF OWNERSHIP LIFETIME MILES MEDIUM - DUTY (CLASS 5 - 6) Payback Period < 3 years Total Savings $88K Payback Period Total Savings HEAVY - DUTY (CLASS 7 - 8) $28K - $40K NA Payback Period ~1 year Total Savings $230K Payback Period Total Savings $51K - $179K ~1 year $258K $230K $269K Diesel $318K TCO AT 300K MILES $479K $428K $607K Diesel $659K TCO AT 500K MILES Expected Industry - Leading Unsubsidized Total Cost of Ownership Enabled by Proprietary IP Confidential and Privileged, Property of Xos, Inc. 15 XOS PROPRIETARY TECHNOLOGY Xos Battery System Xos Battery Management System Xos Modular Chassis Source: NACFE, ATRI, EPA, NHTSA, EIA, public filings, press releases and internal estimates. Figures adjusted for cost of ele ctr icity, infrastructure charging, sales tax, insurance and AFV savings to compare with consistency and exclude driver wages and benefits.

VALIDATION DEMONSTRATION FLEET TESTING DURABILITY SCALE PRODUCTION Investment in Fleet Validation Confidential and Privileged, Property of Xos, Inc. 16 Year 1 Year 2 Year 3 Year 4 Engineering DVP&R (6 Months) Field Demo (1 - 2 Months) Fleet Testing (1 - 18 Months) Scale Production Durability (1 - 6 Months) 2019 2020 2021 2018 50,000+ Vehicle eCommerce Fleet

Strong Customer Traction

Xos is working with the world's largest fleet partners and has deployed vehicles with customers

6,000+ Unit Backlog and Optional Orders of Xos Vehicles[1]

CONTRACTED CUSTOMERS

50,000+ Vehicle eCommerce Fleet

UPS[2]

85,000+ Vehicle Delivery Fleet

Southern California Edison[3]

Loomis

Hino

Thompson CAT

SV Lonestar Electric

Dickinson Fleet Services

UniFirst

10,000+ Vehicle Canadian Fleet

Wiggins

choicelunch

Gelson's

ADDITIONAL TARGET CUSTOMERS

LAST MILE & DSD

ABInBev, Red Bull, Walmart Canada, Pepsi, Grupo Bimbo, Arca Continental, IKEA, FEMSA, Bepensa, Northgate Market, Heineken México, Utz, Southern Glazer's Wine & Spirits

BUSINESS SERVICES

Alsco, aramark, DHL, Cintas, Prudential Overall Supply, Ferguson, FedEx, LA Sanitation, ATD American Truck Dealers, Custom Truck One Source, ATI, Purolator, ATRS, Publix

VOCATIONAL & WORK TRUCK

Cemex, Stantec, SRP, Savage, NextEra Energy

DRAYAGE, LTL, FTL

J.B. Hunt, NFI, C.R. England

(1) Represents 2,000+ backlog from contracted customers with an additional 4,000 optional orders. All orders are subject to certain modification and cancellation provisions set forth in the applicable agreements.

(2) Company contracted with UPS beginning in 2018 for the acquisition of vehicle units. Company additionally entered into a non-binding letter of intention with UPS in Q1 2021 for the purchase of Xos vehicle units.

(3) Associated with Elemental Excelerator program and expected to place contract in Q1 2021.

Confidential and Privileged, Property of Xos, Inc. 17

Accelerating Growth Through Cornerstone Go - to - Market Agreements in 2021 Confidential and Privileged, Property of Xos, Inc. ● Purchase and distribution agreement for 1,000 vehicles ● Lonestar to provide distribution, service, and manufacturing support for Xos vehicles in Texas ● Lonestar is key partner for large corporate parcel delivery fleets such as FedEx Ground ● Multi - year purchase and distribution agreement includes 100 vehicles in 2021 and 1,000 vehicles in 2022 ● Includes an additional option for 1,000 vehicles in 2023 ● Thompson CAT uniquely equipped to provide distribution and service for Xos trucks in the Southeastern United States 1,100 UNIT ORDER Xos has established commitments from partners expected to support Xos through distribution and maintenance. 1,000 UNIT ORDER 18 ” “ “Our partnership with Xos enables customers to achieve a zero - emission future backed by Thompson’s 76 - year legacy of unrivaled sales & service support.” Mark McDonell, Thompson Machinery COO ” “ “Lonestar SV has a reputation for manufacturing quality integrated vehicles and we felt that Xos provided the best solution to meet our customers’ demands.” Jay Simmons, Lonestar SV President Note: The agreements with Thompson CAT and Lonestar SV described herein are subject to certain modification and cancellation pro visions set forth in the applicable agreements.

Innovative Fleet - as - a - Service Business Model Traditionally, fleet service offerings are fragmented and challenging for fleet operators with no benefit for EV’s. X - Platform Vehicle Body XoGen Charging Infrastructure Charging Hardware X - Lease Xos Service Tool OTA & Telematics Service & Support Xos offers a bundled all - in - one offering that allows fleets to access all the tools and service they need to go electric with a single point of contact at a fixed monthly expense. Confidential and Privileged, Property of Xos, Inc. 19 FLEET CUSTOMER TELEMATICS FUELING VEHICLE HARDWARE SERVICE AND AFTERMARKET FINANCING INSURANCE AND WARRANTY

Lifetime Revenue $123,000 Est. Gross Margin 27.0% Lifetime Revenue $179,000 Est. Gross Margin 34.0% 59% of the total revenue generated per vehicle delivery is projected to be driven by products and services outside the vehicle itself. Fleet - as - a - ServiceRevenue (59%) Vehicle Sale Revenue (41%) Intelligence Platform Products $16,000 (5.2%) Maintenance & Parts $61,000 (20.3%) Energy Services $95,000 (31.4%) POS Fleet Products $7,400 (2.4%) Vehicle Sale $123,000 (40.7%) $11,500 Average Annual Recurring Revenue per Vehicle Recurring Revenue Fleet - as - a - Service Expected to More - Than - Double Lifetime Revenue per Vehicle Confidential and Privileged, Property of Xos, Inc. 20 Note: Lifetime revenue assumes sales of 240kWh stepvan in 2025 and includes the projected average revenue generated from flee t - a s - a - service products over a 15 - year ownership period. The figures represent projections based on internal management estimates and take into account rate of cust ome r conversion and/or enrollment. Years of Ownership Average Lifetime Revenue $303,000 $300,000 $200,000 $100,000 $0 0 5 10 15

Significant International Expansion Opportunity

Business model poised to be replicated internationally, due to the following characteristics:

1. FLEX MANUFACTURING STRATEGY

Leverages existing local facilities and labor pool for vehicle assembly

2. MODULAR X-PLATFORM

Supports customization based on local preference, application and demand

3. GLOBAL PARTNERSHIP NETWORK

Existing network of global partners with long-standing international presence

4. MULTINATIONAL BLUE CHIP CUSTOMER PORTFOLIO

Our customers operate multinationally today

5. LAST MILE AND RETURN-TO-BASE FOCUS

Able to adapt to international roads and transportation infrastructure

6. EXPECTED INDUSTRY-BEST TOTAL COST OF OWNERSHIP

Maximizes competitiveness in any market irrespective of local incentives

TARGET INTERNATIONAL MARKETS



Canada
Europe
Asia[3]
Mexico

Region	Annual Vehicle Sales[1]	TAM[2]
Canada & Mexico	34,000	$4B
Europe	138,000	$20B
Asia[3]	287,000	$36B

Source: LMC Automotive.

(1) Annual sales of medium-duty and 20% of heavy-duty commercial trucks assumed to be used for last mile applications.

(2) Applied Xos assumed average selling price to Annual Vehicle Sales.

(3) Excludes China.

Confidential and Privileged, Property of Xos, Inc. 21

Confidential and Privileged, Property of Xos, Inc. 22 Technology Overview 02

Laser - Focus on Modular Medium - and Heavy - Duty EV Platforms PLATFORM VEHICLE CLASSES X - PLATFORM CHASSIS VEHICLES MD X - PLATFORM Class 5 - 6 Adaptable chassis for on - highway, pickup and delivery. HD X - PLATFORM Class 7 - 8 Adaptable chassis for on - highway, vocational, and severe work condition. Confidential and Privileged, Property of Xos, Inc. 23

Xos Battery Technology is Purpose - Built for the Commercial Market PURPOSE - BUILT MEDIUM - AND HEAVY - DUTY TRUCKS Significantly larger frame and smaller pack allows for reduced volumetric density Highly predictable routes allow for battery designed for more limited range Reduced weight is key as incremental weight reduces carrying capacity High - impact driving over long periods requires durable, long - lasting batteries Customers are purchasing primarily for savings so battery cost must be as low as possible LIGHT DUTY PLATFORMS BASED ON AUTOMOTIVE ARCHITECTURE Limited hauling requirements means weight is not a principle concern Low - impact driving & shorter life - cycles reduce concerns on durability & lifespan Customers are purchasing for luxury, so cost is not the primary selection criteria SIZE WEIGHT DURABILITY PRICE Variable use and consumer range anxiety leads to maximized total range RANGE KEY FACTORS TO BE OPTIMIZED Limited chassis space with larger pack ( see above ) drives maximum volumetric density Confidential and Privileged, Property of Xos, Inc. 24

Battery Specifically Designed for Commercial Truck Applications

4-10kwh	30-60kwh	+170wh/kg
Module size	Battery blocks	Gravimetric energy density

- **"Cut-to-length"** modular architecture based on final vehicle build requirements
- Each pack contains **local (independent) cooling and BMS**, and operates at system voltage allowing for a **truly modular battery system**
- Designed for commercial vehicle durability, with a **200,000 mile useable life**
- X-platform **cross-interoperability** for last-mile, vocational, and on-highway vehicles
- **Refrigerated air cooling** allows for shortest possible thermal path and even distribution of cooling
- The **sealed system** allows high degree of control over the internal temperature in each pack across a wide range of climate conditions.


Xos Module
Xos CMU
2170 Cell
Xos BCU

Confidential and Privileged, Property of Xos, Inc.
25

Continuous Innovation in Drivetrain Efficiency and ADAS


Launching first ET-One Prototype
Battery V1
Establishing the X-Platform MD
Paracel Van on XPlatform
Loomis Van on XPlatform
Establish X-BMS
Vehicle Controls Architecture
45
Establishing the X-Platform HD
Chassi Cab and Tractor on XPlatform
Mobile Maintenance
Xos Power Electronics
Over the Xosphere Update Module
Xosphere Fleet Management Platform
L2 Autonomy And Autopark
Motor and Controller Development
XOS
2020
XOS
2021
XOS
2022

Note: ADAS: Advanced Drive-Assistance Systems.

Confidential and Privileged, Property of Xos, Inc.
26

Confidential and Privileged, Property of Xos, Inc. 27 Xos Flex Manufacturing 03

Flex Manufacturing Allows for Rapid Scale and Flexibility BATTERY ASSEMBLY VEHICLE ASSEMBLY Flex Facility 1 located in Byrdstown, TN $45MM CAPEX PER FACILITY 80% CapEx reduction vs. traditional automotive manufacturing facilities. 1 YEAR TIME TO DEVELOP 2 - 3 years faster to develop Xos Flex Facility vs. traditional greenfield facility. 150,000 SQUARE FEET 90% smaller footprint on all stages of the manufacturing process due to advanced factory management system and non - linear line design. Confidential and Privileged, Property of Xos, Inc. 28

Xos Flex facilities can be dedicated to key customers to mitigate supply chain risk and ensure on - time deliveries. Battery Assembly KEY STATISTICS KEY STATISTICS 6 Stations Xos module lines comprise six discrete process steps before proceeding to internal QC. Each module line incorporates multiple automation stations for each step increasing machine OEE and improving overall resiliency during line maintenance. Truck Manufacturing 5,000 Units/Year 20 Stations The Xos final assembly line utilizes 20 stations to assemble the complete chassis. The chassis complete end - of - line testing in Tennessee and are ready to be shipped to Morgan Olson’s Loudon, Tennessee plant. Confidential and Privileged, Property of Xos, Inc. 29

Confidential and Privileged, Property of Xos, Inc. MANUFACTURING PARTNERS Manufacturing Partners STAFFING SUPPLY CHAIN MANUFACTURING ENGINEERING FACILITY AUTOMATION ENGINEERING QUALITY MANAGEMENT ● Leading global manufacturer of frame and chassis systems for commercial vehicles ● $2B in annual revenue ● Contract manufacturer of commercial vehicles in South America and flex assembler for Xos ● Facilities within US, Mexico, and South America ● Largest manufacturer of glider vehicles in the US market ● Produced over 5,000 trucks per year 1 ● Already operating as one of the Xos’ Flex Manufacturing locations 30 (1) Prior to EPA emissions regulations beginning in January 2018.

Confidential and Privileged, Property of Xos, Inc. 31 Financials & Transaction Overview 04

International 11.7% ● Projected to exceed $1B of annualized revenue by Q4 2023 ● International Vehicle sales projected to increase to 11.7% of revenue by 2025 ● Fleet - as - a - Service increases to 14.8% of revenue by 2025; recurring and fee based revenue streams at strong margins PRODUCTION VOLUME (BY VEHICLE TYPE) REVENUE ($MM) ● Projected to deliver approximately 65,000 cumulative vehicles through 2025 ● Drives incremental recurring revenue through Xos’ services channel ● Heavy - duty trucks projected to become a significant revenue source from 2023 2022 - 25 CAGR 167.9% 76% 147% 343% N/M 1,864% % Growth 0.0% 3.9% 2.4% 1.0% 0.0% 0.2% % TAM 1 2022 - 25 CAGR 154.8% Stepvan/Stripped Chassis Chassis Cab Tractor $3 $14 $271 $1,202 $2,970 $5,219 2025 Aftermarket 14.8% 17 116 2,007 8,715 20,427 33,674 Volume/Revenue Forecast: Growing Product and Geographic Diversification Confidential and Privileged, Property of Xos, Inc. 32 N/M (1) Source: LMC Automotive. TAM reflects Xos assumed average selling price applied to medium - duty and 20% of heavy - duty commercial t ruck sales assumed to be used for last mile applications and excludes China. 2020E 2021E 2022E 2023E 2024E 2025E 2020E 2021E 2022E 2023E 2024E 2025E

FREE CASH FLOW ($MM) 2 Projected Path to Profitability GROSS PROFIT ($MM) EBITDA ($MM) 1 ● Projected to achieve positive monthly Adj. EBITDA by 2023 ● Operational efficiencies will be realized as Xos accelerates growth in vehicle deliveries ● Projected to maintain strong gross margins through the projection period ● Higher margins in the services segment drive an incremental margin lift in the outer years ● Projected to achieve positive monthly free cash flow by Q1 2023 ● CapEx settles to 4.2% of revenue in 2025 30.5% 30.3% 28.6% 29.5% 11.4% 30.6% % of Revenue 20.8% 13.4% N/M N/M N/M 23.3% 5.1% NM N/M N/M N/M 12.4% % of Revenue % of Revenue $0 $4 $78 $364 $905 $1,598 ($13) ($40) ($33) $161 $617 $1,216 ($16) ($107) ($175) ($167) $151 $648 Confidential and Privileged, Property of Xos, Inc. 33 (1) EBITDA = GAAP Operating Profit + Stock - based Compensation + Depreciation & Amortization. Please reference Appendix for reconcili ation of non - GAAP figures. (2) Free Cash Flow = Operating Cash Flow - CapEx. Please reference Appendix for reconciliation of non - GAAP figures. 2020E 2021E 2022E 2023E 2024E 2025E 2020E 2021E 2022E 2023E 2024E 2025E 2020E 2021E 2022E 2023E 2024E 2025E

Use of Transaction Proceeds Confidential and Privileged, Property of Xos, Inc. 34 $515 Million Net Cash Proceeds GROWTH TECH & ENGINEERING $140MM $105MM $55MM Build out of automated flex battery assembly lines Build out of flex vehicle assembly lines Engineering and R&D for continued fleet - as - a - service expansion Battery, Chassis and Cab tooling for product engineering $140MM 2021 - 2024 2021 - 2024 2021 - 2023 2021 - 2024 Expected Timing Scaling business development and corporate overhead $40MM 2021 - 2023 Additional growth investment and opportunities $35MM 2021 - 2023

Detailed Transaction Overview
Illustrative Assuming $220mm PIPE

TRANSACTION FUNDING

- Minimum of at least $220 million across PIPE and cash remaining in trust account after satisfying redemption requirements.
- Executed PIPE subscription agreements for committed capital in the amount of $220 million including $20mm of secondary proceeds to Founders.
- Earnout of 10.0% of total pro forma shares outstanding to Xos shareholders if stock crosses $14.00, $20.00 and $25.00 per share.

PRO FORMA OWNERSHIP @ $10.00 / SHARE

	Shares	%	$
NextGen Public Shareholders	37.5	19.1%	$375
NextGen Founder Shares	9.4	4.8%	94
PIPE Investor Shares	22.0	11.2%	220
Existing Xos Shareholders	**127.6**	**64.9%**	**1,276**
Total	**196.5**	**100.0%**	**$1,965**

ILLUSTRATIVE PRO FORMA VALUATION

Share Price at Closing	**$10.00**
Pro Forma Shares Outstanding (MM)	196.5
Equity Value	**$1,965**
Less: Net Cash	(515)
Enterprise Value	**$1,450**
2024E Revenue	2,970
EV / 2024E Revenue	0.5x

SOURCES & USES

Sources	$
NextGen Cash in Trust	$375
Committed PIPE	220
Stock Consideration to Existing Shareholders	1,276
Total Sources	**$1,871**

Uses	$
Cash to Balance Sheet	$515
Stock Consideration to Existing Shareholders	1,276
Cash Consideration to Xos Founders	20
Estimated Fees & Expenses	60
Total Uses	**$1,871**

Note: Amounts on this page assume there are no redemptions from the trust account.

Confidential and Privileged, Property of Xos, Inc. 35

CY24E REV. GROWTH FORECASTED OPERATING METRICS 177% 147% 119% 117% 73% 72% 117% Median 2 30% 26% 20% 18% 18% NA 19% Median 2 1 23% 21% 20% 13% 9% (0%) 13% Median 2 1 1 Confidential and Privileged, Property of Xos, Inc. 36 CY24E GROSS MARGIN CY24E EBITDA MARGIN Source: Company filings, Bloomberg, Capital IQ and IBES median estimates as of February 19, 2021. Note: Revenue growth represents 2023E to 2024E projected revenue growth. Statistics exclude stock - based compensation, amortizati on of intangibles and one - time charges. (1) Workhorse and Nikola estimates based on IBES median estimates. (2) Median excludes Xos. Forecasted Operating Metrics at Premium to Peers

VALUATION METRICS Current CY24E EV / Revenue Confidential and Privileged, Property of Xos, Inc. 37 Valuation Multiple At Attractive Entry Point Median: 3.2x 3 85% Discount to Median 0.5x 4.1x 3.4x 1.1x 1.1x 3.2x (1) 1 $4.1bn $5.0bn $8.5bn $4.0bn $15.3bn $1.45bn Current EV Source: Company filings, Bloomberg, Capital IQ and IBES median estimates as of February 19, 2021. (1) Workhorse and Nikola estimates based on IBES median estimates. (2) Assumes implied enterprise value of $1,450mm. (3) Median excludes Xos. 2

Confidential and Privileged, Property of Xos, Inc. 38 Absolute Enterprise Value at Attractive Entry Point Median: $ 2.5bn 1 Enterprise Value at Announcement (US$ in Billions) 41% Discount to Median $ 1.45 $ 5.4 $ 3.3 $ 1.5 NA $ 1.6 VALUATION METRICS Source: Investor Presentations. (1) Median excludes Xos. (2) Assumes implied enterprise valuation of $1,450mm. 2

Transaction Priced at a Deep Discount to Peer Multiples

- **Implied EV:** Apply a range of 1.1x – 4.1x multiples to CY24E Revenue of $2,970mm to arrive at an Implied Enterprise Value



$12,248
$3,208
~745%
Premium
~433%
Premium
~121%
Premium
$1,450
Implied EV
Transaction Value
1.1x – 4.1x CY24E Revenue
0.5x CY24E Revenue

Note: Based on selected commercial vehicle transaction comparables (Arrival, Lion, Nikola, Proterra and Workhorse).; market data as of February 19, 2021.

Confidential and Privileged, Property of Xos, Inc. 39

UPS / Morgan Olson Van Body on X - Platform Confidential and Privileged, Property of Xos, Inc. 40 XOS OPPORTUNITY $100B 1 TAM for Commercial Vehicles E - commerce growth and regulations driving a new mobility ecosystem. Compelling ESG Opportunity with Strong Revenue Growth Predicted to save 49 megatons of CO 2 through projected vehicle deliveries made by 2025. Proven Vehicles on the Road Commercial vehicle in use since 2018 Foundational Customers & Partnerships Premier contracted customers and aftermarket partners. Industry - Leading Total Cost of Ownership Vehicles are highly competitive against ICE equivalents and peers on an unsubsidized basis. Highly Capable Management Team Founder - driven management team with deep industry expertise and commitment to Xos mission. NextGen Value Add Operational and governance experience, industry expertise, and customer/partner relationships (1) TAM reflects Xos assumed average selling price applied to medium - duty and 20% of heavy - duty commercial trucks assumed to be used for last mile applications and excludes China.

Appendix Confidential and Privileged, Property of Xos, Inc. 41

Summary Financial Forecast

Xos is projected to deliver on strong financial fundamentals with the Company generating over $5.2B of revenue in 2025 while turning a positive monthly Adjusted EBITDA by 2023 and Free Cash Flow by 2024.

US$ Millions	2020E	2021E	2022E	2023E	2024E	2025E
Vehicles Delivered						
Stepvan/Stripped Chassis	9	86	1,146	3,554	6,974	9,810
Chassis Cab	0	18	463	3,039	5,690	9,704
Tractor	0	0	299	1,800	7,146	13,241
Powertrain	8	12	99	321	616	919
Total Vehicles Delivered	17	116	2,007	8,715	20,427	33,674
Income Statement						
Revenue	$2.6	$13.8	$271.4	$1,201.6	$2,970.0	$5,218.5
% Growth	*NM*	*580%*	*1864%*	*343%*	*147%*	*76%*
Gross Profit	$0.3	$4.1	$77.7	$364.4	$905.2	$1,598.3
% Gross Margin	*12%*	*29%*	*29%*	*30%*	*30%*	*31%*
Adjusted EBIT[1]	($12.9)	($47.7)	($66.4)	$77.5	$441.8	$921.4
Adjusted EBIT Margin %	*NM*	*NM*	*NM*	6%	15%	18%
Depreciation & Amortization	$0.3	$7.5	$32.8	$69.8	$115.5	$146.1
Adj. EBITDA	($12.6)	($40.1)	($32.9)	$160.9	$617.4	$1,216.0
% Margin	*NM*	*NM*	*NM*	*13%*	*21%*	*23%*
Balance Sheet and Cash Flow Statement						
Change in Working Capital	$0.9	($0.4)	($34.5)	($99.8)	($115.2)	($78.1)
% Revenue	*NM*	*3%*	*13%*	*8%*	*4%*	*1%*
Capital Expenditures	($0.4)	($67.0)	($112.1)	($212.9)	($230.6)	($221.4)
% Revenue	*15%*	*485%*	*41%*	*18%*	*8%*	*4%*

(1) *Excludes stock-based compensation.*

Confidential and Privileged, Property of Xos, Inc.

42

Reconciliation of Non - GAAP Financials US$ Millions 2020E 2021E 2022E 2023E 2024E 2025E EBITDA GAAP Operating Profit ($11.9) ($47.6) ($66.1) $84.3 $471.8 $995.7 Stock - based Compensation $0.0 $0.1 $0.3 $6.8 $30.0 $74.2 Warrant Issued Expense ($1.0) $0.0 $0.0 $0.0 $0.0 $0.0 Depreciation & Amortization $0.3 $7.5 $32.8 $69.8 $115.5 $146.1 EBITDA ($12.6) ($40.1) ($32.9) $160.9 $617.4 $1,216.0 Free Cash Flow Cash Flow from Operations ($15.1) ($40.3) ($63.4) $46.2 $381.8 $868.9 Capital Expenditure ($0.4) ($67.0) ($112.1) ($212.9) ($230.6) ($221.4) Free Cash Flow ($15.5) ($107.3) ($175.5) ($166.8) $151.2 $647.5 Confidential and Privileged, Property of Xos, Inc. 43

The list below of risk factors has been prepared solely for purposes of the proposed private placement transaction (the “Private Placement”) as part of the proposed business combination of NextGen Acquisition Corporation (“NextGen”) and Xos, Inc. (the “Business Combination”), and solely for potential investors in the Private Placement, and not for any other purpose. All references to “Xos,” the “Company,” “we,” “us” or “our” refer to the business of Xos, Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and NextGen, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and NextGen. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and NextGen and the proposed transactions between the Company and NextGen, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline, and any investor in the Offering may lose all or part of its investment. Risks Related to our Business and our Industry ● Capital Requirements and Cost Fluctuations . We require significant capital to develop and grow our business, including with respect to the design, development, marketing, distribution and sale of our goods and services. Increased costs associated with the operation of our business, the disruption of our supply chain or a shortage of materials (including, without limitation, a change in the price or availability of lithium - ion battery cells and their component parts) could harm our business. Our financial results may be significantly and negatively impacted from period to period due to the aforementioned fluctuations in operating costs and other factors. ● Financial Condition and Potential Dilution . We are an early stage company with a history of losses. We could incur significant expenses and continued losses for the foreseeable future. We have yet to achieve positive operating cash flow and our ability to generate positive cash flow is uncertain. We may encounter unforeseen expenses, difficulties, complications, delays and other unknown events which may result in our inability to achieve or maintain profitability. In addition, our operational and financial results forecasts rely in large part upon assumptions and analyses developed by us. If these assumptions or analyses prove to be incorrect, in whole or in part, our actual operational and financial results may be materially different from forecasted results. Our future capital needs may require us to sell additional equity or debt securities that may dilute our stockholders or introduce covenants that may restrict our operations or our ability to pay dividends. ● Limited Operational History and Competitive Landscape . Our limited operating history makes evaluating our business and future prospects difficult and may increase the risk of your investment. Our ability to develop and manufacture EVs and their component parts of sufficient quality and appeal to customers on schedule and on a large scale is still unproven and continues to evolve. Our limited operational history may hinder our ability to anticipate and timely adapt to increases or decreases in revenues or experiences significant and unanticipated delays in the design, production and launch of our goods and services. Our business, prospects, financial condition and operating results could experience significant harm as a result. We also face a competitive market with respect to our goods and services and may therefore not be successful in competing within the industry. There may also be significant developments in alternative technologies, such as advanced diesel, ethanol, or compressed natural gas or improvements in the fuel economy of the internal combustion engine, which may materially and adversely affect our business and prospects in ways we do not currently anticipate. ● Business Development and Partnerships . Certain of our strategic, development and deployment arrangements or expected arrangements could be terminated or may not materialize into contract partnership arrangements on a long - term basis or at all. We may also not be able to successfully engage target customers or convert early trial deployments with truck fleets into meaningful orders or additional deployments in the future. If we fail to manage or develop our partnerships and customer growth effectively, including failing to attract and integrate qualified personnel, we may not be able to design, develop, manufacture, market and launch our EVs and related products successfully. ● Suppliers. We rely on suppliers, some of which are limited source suppliers, for necessary components of our vehicles and outsourced partners for the manufacturing of our vehicles and component parts. A loss of any of these partners or defects in or failure of the products that they supply to us could negatively affect our business. ● Insurance . We maintain certain levels of insurance; we may, however, face claims from time - to - time that could exceed our insurance coverage or not fall within our coverage. ● Forecasts . Our operating and financial result forecasts rely in large part upon assumptions and analyses developed by us. If these assumptions and analyses prove to be incorrect, our actual operating results may differ materially. Risks Related to the Private Placement ● Capital Raise . There can be no assurance that NextGen will be able to raise sufficient capital in the Private Placement to consummate the Business Combination or for use by the combined company following the Business Combination (the “Combined Company”). ● Voting Power. The issuance of shares of the Combined Company’s securities in connection with the Private Placement will dilute substantially the voting power of Combined Company’s shareholders. RISK FACTORS Confidential and Privileged, Property of Xos, Inc. 44

RISK FACTORS Risks Related to the Business Combination ● Transaction Costs. Both NextGen and Xos will incur significant transaction costs in connection with the Business Combination. ● Contingencies of Business Combination. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. ● Key Personnel. The ability to successfully effect the Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Xos, all of whom we expect to stay with the Combined Company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business. ● Redemption. There is no assurance that a shareholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position. ● Value of Securities. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of NextGen’s securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline. ● Stock Exchange Approval. There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued listing standards of such stock exchange. ● Legal Proceedings. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. ● COVID - 19. The Business Combination or Combined Company may be materially adversely affected by the recent COVID - 19 outbreak. ● Compliance with Laws. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Xos’ and the Combined Company’s business, including NextGen’s and Xos’ ability to consummate the Business Combination, and results of operations. Confidential and Privileged, Property of Xos, Inc. 45

Confidential and Privileged, Property of Xos, Inc. 46

Confidential and Privileged, Property of Xos, Inc. 47

Confidential and Privileged, Property of Xos, Inc. 48 Note: Conceptual Images

Confidential and Privileged, Property of Xos, Inc. 49 Note: Directional Image

Confidential and Privileged, Property of Xos, Inc. 50 Note: Directional Image

Confidential and Privileged, Property of Xos, Inc. 51